UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2019

YOUNGEVITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54900	90-0890517
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 Boswell Road, Chula Vista, CA 91914
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 934-3980

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.   Entry into a Material Definitive Agreement.

Stock Offering

On February 7, 2019, Youngevity International, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with one accredited investor that had a substantial pre-existing relationship with the Company pursuant to which the Company sold 250,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an offering price of $7.00 per share. Pursuant to the Purchase Agreement, the Company also issued to the investor a three-year warrant to purchase 250,000 shares of Common Stock at an exercise price of $7.00 (the “Investor Warrant”). The Investor Warrant is exercisable immediately upon issuance, has a term of three years contains certain anti-dilution provisions that apply in connection with any stock split, stock dividend, stock combination, recapitalization of the Company and provides for cashless exercise at any time after the six- month anniversary of issuance if at the time of exercise there is not an effective registration statement registering the underlying shares.

The proceeds to the Company were $1,750,000, no cash commissions were paid.

The foregoing description of the terms of the Investor Warrant and Purchase Agreement do not purport to be complete and is subject to, and are qualified in their entirety by reference to the provisions of such agreements, the forms of which are filed as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The provisions of the Purchase Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the parties to that document. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission.

Proposed Acquisition

On February 12, 2019, the Company and Khrysos Industries, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“KII”) entered into an Asset and Equity Purchase Agreement (the “AEPA”) with, Khrysos Global, Inc., a Florida corporation (“Seller”),, Leigh Dundore (“LD”), and Dwayne Dundore (the “Representing Party”) for KII to acquire substantially all the assets (the “Assets”) of KGI and all the outstanding equity of INXL Laboratories, Inc., a Florida corporation (“INXL”) and INX Holdings, Inc., a Florida corporation (“INXH”). Seller, INXL and INXH are engaged in the CBD hemp extraction technology equipment business (the “Business”) and develop and sell equipment and related services to clients which enable them to extract CBD oils from hemp stock.

The consideration payable for the Assets and the equity of INXL and INXH is an aggregate of Sixteen Million Dollars ($16,000,000), to be paid as set forth below and allocated between the Sellers and LD in such manner as they determine in their discretion.

At closing, Seller, LD and the Representing Party are to receive an aggregate of 1,794,972 shares of the Company’s Common Stock which shall have a deemed value of Fourteen Million Dollars ($14,000,000) for the purposes of the AEPA and Five Hundred Thousand Dollars ($500,000) in cash. Thereafter, Seller, LD and the Representing Party are to receive an aggregate of: Five Hundred Thousand Dollars ($500,000) in cash thirty (30) days following the date of closing; Two Hundred Fifty Thousand Dollars ($250,000) in cash ninety (90) days following the date of closing; Two Hundred Fifty Thousand Dollars ($250,000) in cash one hundred and eighty (180) days following the Date of closing; Two Hundred Fifty Thousand Dollars ($250,000) in cash two hundred and seventy (270) days following the date of closing; and Two Hundred Fifty Thousand Dollars ($250,000) in cash one (1) year following the date of closing.

In addition, the Company agreed to issue to Representing Party, subject to the approval of the holders of at least a majority of the issued and outstanding shares of the Company’s Common Stock and the approval of The Nasdaq Stock Market (collectively, the “Contingent Consideration Warrants”):

(i) a six-year warrant to purchase an aggregate 500,000 shares of Common Stock at an exercise price of $10 per share exercisable upon the generation by the Business of $25,000,000 in cumulative revenue during any of the years ended December 31, 2019, 2020, 2021, 2022, 2023 or 2024;

(ii) a six-year warrant to purchase 500,000 shares of Common Stock at an exercise price of $10 per share exercisable upon the generation by the Business of $75,000,000 in cumulative revenue during any of the years ended December 31, 2019, 2020, 2021, 2022, 2023 or 2024; and

(iii) a six-year warrant to purchase 500,000 shares of Common Stock at an exercise price of $10 per share exercisable upon the generation by the Business of $150,000,000 in cumulative revenue during any of the years ended December 31, 2019, 2020, 2021, 2022, 2023 or 2024;

(iv) a six-year warrant to purchase an aggregate 500,000 shares of Common Stock at an exercise price of $10 per share exercisable upon the generation by the Business of $10,000,000 in cumulative net income before taxes during any of the years ended December 31, 2019, 2020, 2021, 2022, 2023 or 2024;

(v) a six-year warrant to purchase 500,000 shares of Common Stock at an exercise price of $10 per share exercisable upon the generation by the Business of $30,000,000 in cumulative net income before taxes during any of the years ended December 31, 2019, 2020, 2021, 2022, 2023 or 2024; and

(vi) a six-year warrant to purchase 500,000 shares of Common Stock at an exercise price of $10 per share exercisable upon the generation by the Business of $60,000,000 in cumulative net income before taxes during any of the years ended December 31, 2019, 2020, 2021, 2022, 2023 or 2024.

The AEPA contains customary representations, warranties and covenants of the Company, KII, the Seller, LD and the Representing Party, and the closing of the transactions contemplated by the AEPA is subject to the satisfaction of various closing conditions. Subject to certain customary limitations, the Seller, LD and the Representing Party have agreed to indemnify the Company and KII against certain losses related to, among other things, breaches of the Seller’s, LD’s and the Representing Party’s representations and warranties, certain specified liabilities and the failure to perform covenants or obligations under the AEPA.

The foregoing description of the terms of the Contingent Warrants and AEPA do not purport to be complete and is subject to, and are qualified in their entirety by reference to the provisions of such agreements, the forms of which are filed as Exhibits 4.2, 4.3 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The provisions of the AEPA, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the parties to that document. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission.

Item 2.03. Creation of a Direct Financial obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

 Item 3.02. Unregistered Sales of Equity Securities.

The information regarding the securities of the Company set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Company issued the shares of the Company’s Common Stock and Investor Warrant to the investor in reliance on the exemption from registration provided for under Section 4(a)(2) of the Securities Act. The Company relied on this exemption from registration for private placements based in part on the representations made by the investor with respect to its status as an accredited investor, as such term is defined in Rule 501(a) of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed with the Securities and Exchange Commission if deemed to be required within the requisite filing period.

(b) Pro forma financial information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed if deemed to be required within the requisite filing period.

Exhibit Number	Description
4.1	Form of Investor Warrant
4.2	Form of Contingent Warrant
4.3	Form of Contingent Warrant #2
10.1	Securities Purchase Agreement, dated February 6, 2019, with Daniel Mangless
10.2	Asset and Equity Purchase Agreement by and between Youngevity International, Inc., Khrysos Industries, Inc., Khrysos Global, Inc., INX Holdings, LLC, Leigh Dundore and Dwayne Dundore

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNGEVITY INTERNATIONAL, INC.

Date: February 12, 2019	By: /s/ David Briskie
Name: David Briskie
Title: President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Investor Warrant
4.2	Form of Contingent Warrant
4.3	Form of Contingent Warrant #2
10.1	Securities Purchase Agreement, dated February 6, 2019, with Daniel Mangless
10.2	Asset and Equity Purchase Agreement by and between Youngevity International, Inc., Khrysos Industries, Inc., Khrysos Global, Inc., INX Holdings, LLC, Leigh Dundore and Dwayne Dundore